UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017 (April 28, 2017)

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As further described under Item 5.03 below, on April 28, 2017, the registrant, Sunoco Logistics Partners L.P., a Delaware limited partnership, changed its name to “Energy Transfer Partners, L.P.” (the “SXL Name Change”). References herein to the “Partnership” refer to Sunoco Logistics Partners L.P. prior to the SXL Name Change, and Energy Transfer Partners, L.P. following the SXL Name Change. Immediately prior to the SXL Name Change on April 28, 2017, Energy Transfer Partners, L.P., a Delaware limited partnership, changed its name to “Energy Transfer, LP” (the “ETP Name Change”). References herein to “Old ETP” refer to Energy Transfer Partners, L.P. prior to the ETP Name Change and Energy Transfer, LP following the ETP Name Change.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 28, 2017, SXL Acquisition Sub LP, a Delaware limited partnership (“SXL Merger Sub LP”) and a wholly owned subsidiary of the Partnership, completed its merger with and into Old ETP, with Old ETP surviving the merger (the “Merger”), and Sunoco Partners LLC, a Pennsylvania limited liability company and the general partner of the Partnership (“SXL GP”), completed its merger with and into Energy Transfer Partners GP, L.P., a Delaware limited partnership (“ETP GP”), with ETP GP surviving as the new general partner of the Partnership (the “GP Merger” and, together with the Merger, the “Mergers”), pursuant to that certain Agreement and Plan of Merger, dated as of November 20, 2016, as amended by Amendment No. 1 (“Amendment No. 1”) thereto, dated as of December 16, 2016 (as so amended and as may be further amended from time to time, the “Merger Agreement”), by and among the Partnership, SXL GP, SXL Acquisition Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership, SXL Merger Sub LP, Old ETP, ETP GP, and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”).

At the effective time of the Merger (the “Effective Time”), each common unit representing a limited partner interest in Old ETP (each, a “Common Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time converted into the right to receive 1.50 (the “Exchange Ratio”) common units representing limited partner interests in the Partnership (the “Partnership Common Units”) (the “Merger Consideration”). Each Class E Unit of Old ETP, each Class G Unit of Old ETP, each Class I Unit of Old ETP and each Class K Unit of Old ETP, issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time converted into the right to receive a corresponding unit in the Partnership with the same rights, preferences, privileges, powers, duties and obligations as such existing Old ETP unit had immediately prior to the Effective Time (collectively, the “Other New Partnership Units”). The Other New Partnership Units will be issued pursuant to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “New Partnership Agreement”), which was executed effective as of the Effective Time.

Each award of restricted units to acquire Common Units granted under any Old ETP equity plan (collectively, the “Old ETP Restricted Units”) issued and outstanding immediately prior to the Effective Time automatically converted, at the Effective Time, into the right to receive an award of restricted units to acquire the Partnership Common Units (“Converted Restricted Unit Award”) on the same terms and conditions as were applicable to the corresponding award of Old ETP Restricted Units, except that the Converted Restricted Unit Award will be equal to the number of Common Units subject to the corresponding award of Old ETP Restricted Units multiplied by the Exchange Ratio.

Each award of cash units granted under Old ETP’s Long-Term Incentive Cash Restricted Unit Plan (collectively, the “Old ETP Cash Units”) issued and outstanding immediately prior to the Effective Time automatically converted, at the Effective Time, into the right to receive an award of restricted cash units relating to the Partnership Common Units on the same terms and conditions as were applicable to the corresponding award of Old ETP Cash Units, except that the number of notional units that upon vesting entitles the holder to receive an amount of cash equal to the fair market value of a Partnership Common Unit shall be equal to the number of notional Common Units related to the corresponding award of Old ETP Cash Units multiplied by the Exchange Ratio.

The Partnership and Old ETP are indirect subsidiaries of ETE, both prior to and after the Mergers. Prior to the Mergers, Old ETP held controlling ownership interests in the Partnership through its ownership of a 99.9% membership interest in SXL GP, which owned 100% of the general partner interest and incentive distribution rights in the Partnership. ETE indirectly owned all of the incentive distribution rights and general partner interest in Old ETP. ETE directly owned approximately 3.3% of the outstanding Common Units and indirectly owned a 0.1% membership interest in SXL GP, as well as all of the Old ETP Class H units, which entitled ETE to receive 90.05% of the distributions paid to Old ETP with respect to the Partnership’s incentive distribution rights and general partner interest.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on November 21, 2016, and Amendment No. 1 thereto, a copy of which is attached as Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed on December 21, 2016, each of which is incorporated herein by reference.

The foregoing description of the New Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Partnership Agreement, which is attached hereto as Exhibit 3.4, and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, Old ETP became a wholly owned subsidiary of the Partnership. Old ETP or its subsidiaries are party to the following debt agreements:

•	Indenture dated January 18, 2005 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee;

•	First Supplemental Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee;

•	Second Supplemental Indenture dated as of February 24, 2005 to Indenture dated as of January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee;

•	Fourth Supplemental Indenture dated as of June 29, 2006 to Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee;

•	Fifth Supplemental Indenture dated as of October 23, 2006 to Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee;

•	Sixth Supplemental Indenture dated March 28, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Seventh Supplemental Indenture dated December 23, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Eighth Supplemental Indenture dated April 7, 2009, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Ninth Supplemental Indenture, dated as of May 12, 2011, to the Indenture dated January 18, 2005, by and between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Tenth Supplemental Indenture, dated as of January 17, 2012, to the Indenture dated January 18, 2005, by and between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Eleventh Supplemental Indenture dated as of January 22, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Twelfth Supplemental Indenture dated as of January 24, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Thirteenth Supplemental Indenture dated as of September 19, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Fourteenth Supplemental Indenture dated as of March 12, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Fifteenth Supplemental Indenture dated as of June 23, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee;

•	Indenture, dated as of June 24, 2013, between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association as trustee;

•	First Supplemental Indenture, dated as of June 24, 2013, between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association as trustee;

•	Indenture, dated as of March 31 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee;

•	First Supplemental Indenture, dated as of March 31, 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 31, 2009, relating to Sunoco, Inc.’s 9.625% Senior Notes due 2015;

•	Second Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as trustee, to Indenture, dated as of March 31, 2009;

•	Indenture, dated as of June 30, 2000, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A.;

•	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of June 30, 2000;

•	Indenture, dated as of May 15, 1994, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., relating to Sunoco, Inc.’s 9.00% Debentures due 2024;

•	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of May 15, 1994;

•	Amended and Restated Term Loan Agreement, dated as of May 6, 2016, by and among Fayetteville Express Pipeline LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and certain other agents and lenders party thereto;

•	Second Amended and Restated Credit Agreement dated as of October 27, 2011 among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an LC Issuer, the other lenders party thereto and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers;

•	First Amendment, dated as of November 19, 2013, to Second Amended and Restated Credit Agreement, dated October 27, 2011, among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an LC Issuer, the other lenders party thereto and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers;

•	Indenture, dated as of October 27, 2010, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors thereto and U.S. Bank National Association, as trustee;

•	Third Supplemental Indenture, dated as of May 26, 2011, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors thereto and U.S. Bank National Association, as trustee;

•	Fifth Supplemental Indenture, dated as of October 2, 2012, Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors thereto and U.S. Bank National Association, as trustee;

•	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee;

•	Indenture, dated as of April 27, 2010, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee;

•	Second Supplemental Indenture, dated as of May 17, 2012, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee;

•	Fourth Supplemental Indenture, dated as of May 9, 2013, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee;

•	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee;

•	Indenture, dated as of April 30, 2013, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee;

•	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee;

•	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee;

•	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee;

•	Seventh Supplemental Indenture, dated as of May 28, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, Energy Transfer Partners, L.P., as co-obligor, and Wells Fargo Bank, National Association, as trustee;

•	Twelfth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and U.S. Bank National Association, as trustee;

•	Eighth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee; and

•	Ninth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee.

The foregoing debt agreements, which are attached hereto as Exhibits 10.1 through 10.43, and are incorporated herein by reference. For a description of the terms of the material indebtedness outstanding under the foregoing agreements, please see the section entitled “Description of Indebtedness” under Item 7 of Old ETP’s Annual Report on Form 10-K for the year ended December 31, 2016, which Old ETP filed with the SEC on February 24, 2017.

Item 3.02	Unregistered Sales of Equity Securities.

As further described under Item 2.01 above, in connection with the Mergers, the Partnership issued 8,853,832 Class E units, 90,706,500 Class G units, 100 Class I units and 101,525,429 Class K Units in exchange for corresponding classes of units in Old ETP, in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

To the extent required, the information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.02 by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Item 2.01, Item 2.03 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

To the extent required, the information set forth under Item 2.01 and Item 5.02 is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 28, 2017, ETP GP became the general partner of the Partnership (the “New General Partner”). As a result of the GP Merger, SXL GP is no longer in existence and thus, the directors and officers of SXL GP will no longer be directors and officers of the New General Partner. ETP GP is managed by its general partner, Energy Transfer Partners, L.L.C., a Delaware limited liability company (“ETP GP LLC”). The directors of ETP GP LLC (who are referred to as the “Board of Directors of the Partnership”) are Kelcy L. Warren (Chairman), Ted Collins, Jr., Michael K. Grimm, Matthew S. Ramsey, David K. Skidmore and Marshall S. (Mackie) McCrea, III.

Certain of the officers of ETP GP LLC (who are referred to as officers of the Partnership) are: (i) Kelcy L. Warren, Chief Executive Officer, (ii) Matthew S. Ramsey, President and Chief Operating Officer, (iii) Thomas E. Long, Chief Financial Officer, and (iv) A. Troy Sturrock, Senior Vice President & Controller (Principal Accounting Officer).

Mr. Warren is the Chief Executive Officer and Chairman of the Board of Directors of the Partnership. Mr. Warren also serves as Chairman of the Board of Directors of the general partner of ETE. Mr. Warren has served as the Chief Executive Officer of PennTex Midstream Partners, LP’s general partner since November 2016. Prior to the combination of the operations of Old ETP and Heritage Propane in 2004, Mr. Warren co-founded the entities that acquired and operated the midstream assets that were contributed in the merger. From 1996 to 2000, Mr. Warren served as a Director of Crosstex Energy, Inc. and from 1993 to 1996, he served as President, Chief Operating Officer and a Director of Cornerstone Natural Gas, Inc. Mr. Warren has more than 25 years of business experience in the energy industry. The Board of Directors selected Mr. Warren to serve as a director and as Chairman because he is the Partnership’s Chief Executive Officer and has more than 25 years of business experience in the natural gas industry. Mr. Warren also has relationships with chief executives and other senior management at natural gas transportation companies throughout the United States, and brings a unique and valuable perspective to the Board of Directors of the Partnership.

There are no arrangements or understandings between Mr. Warren and any other person(s) pursuant to which Mr. Warren was selected as Chief Executive Officer.

Mr. Ramsey is the President, Chief Operating Officer and a member of the Board of Directors of the Partnership and was appointed as a director of ETE’s general partner in July 2012. He is also a director of Old ETP’s general partner. Mr. Ramsey was named President and Chief Operating Officer of ETP GP LLC in November 2015. Mr. Ramsey is also a director of Sunoco LP, serving as chairman of the board of directors of the general partner of Sunoco LP since April 2015. Mr. Ramsey has served as President and Chief Operating Officer and Chairman of the board of directors of PennTex Midstream Partners, LP’s general partner since November 2016. Mr. Ramsey previously served as President of RPM Exploration, Ltd., a private oil and gas exploration partnership generating and drilling 3-D seismic prospects on the Gulf Coast of Texas. Mr. Ramsey is currently a director of RSP Permian, Inc. (NYSE: RSPP), where he serves as chairman of the compensation committee and as a member of the audit committee. Mr. Ramsey formerly served as President of DDD Energy, Inc. until its sale in 2002. From 1996 to 2000, Mr. Ramsey served as President and Chief Executive Officer of OEC Compression Corporation, Inc., a publicly traded oil field service company, providing gas compression services to a variety of energy clients. Previously, Mr. Ramsey served as Vice President of Nuevo Energy Company, an independent energy company. Additionally, he was employed by Torch Energy Advisors, Inc., a company providing management and operations services to energy companies including Nuevo Energy, last serving as Executive Vice President. Mr. Ramsey joined Torch Energy as Vice President of Land and was named Senior Vice President of Land in 1992. Mr. Ramsey holds a B.B.A. in Marketing from the University of Texas at Austin and a J.D. from South Texas College of Law. Mr. Ramsey is a graduate of the Harvard Business School Advanced Management Program. Mr. Ramsey is licensed to practice law in the State of Texas. He is qualified to practice in the Western District of Texas and the United States Court of Appeals for the Fifth Circuit. Mr. Ramsey formerly served as a director of Southern Union Company. The Board of Directors of the Partnership recognizes Mr. Ramsey’s vast experience in the oil and gas space and believes that he provides valuable industry insight as a member of the Board of Directors of the Partnership.

There are no arrangements or understandings between Mr. Ramsey and any other person(s) pursuant to which Mr. Ramsey was selected as President or Chief Operating Officer.

Mr. Long is the Chief Financial Officer of the Partnership. Mr. Long has also been Group Chief Financial Officer of ETE since February 2016. Mr. Long has served as the Chief Financial Officer and as a director of PennTex Midstream Partners, LP’s general partner since November 2016. Mr. Long has served as Chief Financial Officer of ETP GP LLC since April 2015 and previously served as Executive Vice President and Chief Financial Officer of Regency GP LLC from November 2010 to April 2015. From May 2008 to November 2010, Mr. Long served as Vice President and Chief Financial Officer of Matrix Service Company. Prior to joining Matrix, he served as Vice President and Chief Financial Officer of DCP Midstream Partners, LP, a publicly traded natural gas and natural gas liquids midstream business company located in Denver, CO. In that position, he was responsible for all financial aspects of the company since its formation in December 2005. From 1998 to 2005, Mr. Long served in several executive positions with subsidiaries of Duke Energy Corp., one of the nation’s largest electric power companies.

There are no arrangements or understandings between Mr. Long and any other person(s) pursuant to which Mr. Long was selected as Chief Financial Officer.

Mr. A. Troy Sturrock is the Senior Vice President & Controller (Principal Accounting Officer) of the Partnership. Mr. Sturrock has been Controller at ETP GP LLC since April 30, 2015, its Principal Accounting Officer since June 22, 2015, its Senior Vice President since August 2016 and served as its Vice President since June 2015. Mr. Sturrock previously served as Principal Accounting Officer of Penntex Midstream GP LLC, Senior Vice President of Penntex Midstream GP LLC and Controller of Penntex Midstream GP LLC at PennTex Midstream Partners, LP. Mr. Sturrock served as Principal Accounting Officer of Regency GU GP LLC (formerly, Regency GP LLC), a general partner of Regency Energy Partners LP from November 2010 to April 30, 2015. He served as Vice President and Controller of Regency GP LLC from February 2008 to April 30, 2015. He has served as Principal Financial Officer of Regency GP LLC since October 2010. From June 2006 to February 2008, he served as an Assistant Controller and Director of Financial Reporting and Tax for Regency GP LLC. From January 2004 to June

2006, he was associated with the Public Company Accounting Oversight Board, where he was an Inspection Specialist in the division of registration and inspections. Mr. Sturrock served in various roles at PricewaterhouseCoopers LLP from 1995 to 2004 and served as a Senior Manager in the audit practice specializing in the transportation and energy industries. Mr. Sturrock is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Sturrock and any other person(s) pursuant to which Mr. Sturrock was selected as Senior Vice President & Controller (Principal Accounting Officer).

As disclosed in Item 13 of Old ETP’s Annual Report on Form 10-K for the year ended December 31, 2016, which Old ETP filed with the SEC on February 24, 2017, Old ETP is party to an operating lease agreement with the former owners of Energy Transfer Group, L.L.C. (“ETG”), including Mr. Warren, and pays those former owners $5 million in operating lease payments per year through 2017. The Conflicts Committee of the Board of Directors of Old ETP made the determination that the sale of ETG to Old ETP was fair and reasonable to Old ETP and that the terms of the operating lease between Old ETP and the former owners of Old ETP are fair and reasonable to Old ETP. In addition, Mr. Warren, through his ownership interest in LE GP, LLC, the general partner of ETE, and his ownership of equity in ETE, as well as his role as Chairman of the Board of Directors of LE GP, LLC, could be deemed to have a direct or indirect material interest in transactions involving the Partnership or Old ETP, on the one hand, and ETE, on the other hand. Similarly, each of Messrs. Ramsey and Long have ongoing roles as directors and/or officers of LE GP, LLC, as described above, and/or ownership interests in ETE equity, and, as such, could be deemed to have a direct or indirect material interest in transactions involving the Partnership or Old ETP, on the one hand, and ETE, on the other hand. Transactions involving the Partnership or Old ETP, on the one hand, and ETE, on the other hand, include the Mergers, as well as other transactions which have previously been disclosed by Old ETP in Item 13 of Old ETP’s Annual Report on Form 10-K for the year ended December 31, 2016. Except as set forth above, there are no existing relationships between any of Messrs. Warren, Ramsey, Long, Sturrock, the Partnership, the New General Partner, ETP GP LLC or any of their respective subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K or any familial relationship that would require disclosure under Item 401(d) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated into this Item 5.03 by reference.

On April 28, 2017, the Partnership filed a Certificate of Amendment (the “Amendment”) to its Certificate of Limited Partnership with the Secretary of State of the State of Delaware to change the Partnership’s name to “Energy Transfer Partners, L.P.” and to reflect the admission of the New General Partner as its general partner. At the Effective Time and prior to filing the Amendment, Old ETP amended its certificate of limited partnership to change its name to “Energy Transfer, LP.”

On April 28, 2017, pursuant to the terms of the Merger Agreement and prior to the GP Merger Effective Time (as defined in the Merger Agreement), SXL GP, as the then general partner of the Partnership and on behalf of the limited partners of the Partnership, executed the New Partnership Agreement which took effect as of the Effective Time. The New Partnership Agreement reflects the effects of the Mergers, the change of the Partnership’s name to “Energy Transfer Partners, L.P.,” the admission of the New General Partner as general partner of the Partnership and the issuance of the Other New Partnership Units, among other things.

Class E Units

The New Partnership Agreement created a new class of limited partner interests titled Class E Units. The Class E Units generally do not have any voting rights. These Class E Units will be entitled to aggregate cash distributions equal to 11.1% of the total amount of cash distributed to all unitholders, including the Class E unitholders, up to $1.41 per unit per year. The Class E Units will not be entitled to any distributions upon dissolution and to the extent Class E holders have a positive balance in their capital accounts upon dissolution, Section 12.4(i) of the New Partnership Agreement indicates they are entitled to liquidating any distributions of the Partnership.

Class G Units

The New Partnership Agreement created a new class of limited partner interests titled Class G Units. The Class G Units generally do not have any voting rights. These Class G units will be entitled to aggregate cash distributions equal to 7.5% of the total amount of cash distributed to all unitholders, including the Class G unitholders, up to $3.75 per unit per year.

Class I Units

The New Partnership Agreement created a new class of limited partner interests titled Class I Units. The Class I Units generally do not have any voting rights. The Class I Units do not have a percentage interest and holders are not entitled to receive distributions of available cash from operating surplus or capital surplus. The Class I Units are entitled to certain depreciation deductions for certain contributions made by ETE to Old ETP.

Class J Units

The New Partnership Agreement created a new class of limited partner interests titled Class J Units. Each Class J Unit is entitled to an aggregate of $10 million of depreciation deductions in the fiscal year when such Class J Unit is deemed issued. The Class J Units are not entitled to any distributions of available cash from operating surplus or capital surplus and the holders thereof are not considered Partnership unitholders. There are no Class J Units currently outstanding.

Class K Units

The New Partnership Agreement created a new class of limited partner interests titled Class K Units. The Class K Units do not have a percentage interest and holders are not entitled to receive distributions of cash from operating surplus or capital surplus; however prior to the Partnership making any distribution of available cash to any class of Partnership units other than the Class H Units and the Class I Units, each Class K Unit is entitled to a quarterly cash distribution in an amount equal to $0.67275 per Class K Unit, subject to certain exceptions.

Except as required by Delaware law, the Class E Units, Class G Units, Class I Units, Class J Units and Class K Units will not be entitled to vote on any matters related to the Partnership other than any amendment to the Partnership’s partnership agreement that would adversely affect the Class E Units, Class G Units, Class I Units, Class J Units or Class K Units, respectively, in any material respect.

The Partnership also changed its ticker symbol on the New York Stock Exchange to “ETP,” which the Partnership expects to become effective with the opening of the market on Monday, May 1, 2017.

The foregoing description of the Amendment and the New Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, copies of which are filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report and are incorporated by reference herein.

Item 7.01	Regulation FD.

On April 28, 2017, the Partnership and Old ETP issued a joint press release announcing the completion of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Merger cannot be fully realized. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 and other documents filed by the Partnership from time to time with the Securities and Exchange Commission (the “SEC”). The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 20, 2016, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of SXL filed with the SEC on November 21, 2016).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 16, 2016, by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., ETP Acquisition Sub, LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of SXL filed with the SEC on December 21, 2016).

3.1	Certificate of Limited Partnership of Sunoco Logistics Partners L.P. (incorporated by reference to Exhibit 3.1 of Form S-1 Registration Statement, File No. 333-71968, filed October 22, 2001).

3.2	Amendment to the Certificate of Limited Partnership of Sunoco Logistics Partners L.P. dated as of August 28, 2015 (incorporated by reference to Exhibit 3.1 of Form 8-K, File No. 1-31219, filed September 1, 2015).

3.3	Amendment to the Certificate of Limited Partnership of Sunoco Logistics Partners L.P. dated as of April 28, 2017.

3.4	Fourth Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated April 28, 2017.

3.5	Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners GP, L.P. (incorporated by reference to Exhibit 3.5 to the Registrant’s Form 10-Q for the quarter ended May 31, 2007).

3.6	Amendment No. 2, dated March 26, 2012, to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners GP, L.P., dated as of April 17, 2007 (incorporated by reference to Exhibit 3.2 to Registrant’s Form 8-K filed on March 28, 2012).

3.7	Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C. (incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed August 10, 2010).

3.8	Amendment No. 1, dated March 26, 2012, to the Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C., dated as of August 10, 2010 (incorporated by reference to Exhibit 3.3 to Registrant’s Form 8-K filed on March 28, 2012).

3.9	Certificate of Formation of Energy Transfer Partners, L.L.C. (incorporated by reference to Exhibit 3.13 to the Registrant’s Form 10-Q for the quarter ended March 31, 2010).

3.10	Certificate of Amendment of Energy Transfer Partners, L.L.C. (incorporated by reference to Exhibit 3.13.1 to the Registrant’s Form 10-Q for the quarter ended March 31, 2010).

3.11	Restated Certificate of Limited Partnership of Energy Transfer Partners GP, L.P. (incorporated by reference to Exhibit 3.14 to the Registrant’s Form 10-Q for the quarter ended March 31, 2010).

Exhibit Number	Description

10.1	Indenture dated January 18, 2005 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed January 19, 2005).

10.2	First Supplemental Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K filed on January 19, 2005).

10.3	Second Supplemental Indenture dated as of February 24, 2005 to Indenture dated as of January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (Incorporated by reference to Exhibit 10.45 to the Registrant’s Form 10-Q for the quarter ended February 28, 2005).

10.4	Fourth Supplemental Indenture dated as of June 29, 2006 to Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.13 to the Registrant’s Form 10-K for the year ended August 31, 2006).

10.5	Fifth Supplemental Indenture dated as of October 23, 2006 to Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed October 25, 2006).

10.6	Sixth Supplemental Indenture dated March 28, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed March 31, 2008).

10.7	Seventh Supplemental Indenture dated December 23, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed December 23, 2008).

10.8	Eighth Supplemental Indenture dated April 7, 2009, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K filed on April 7, 2009).

10.9	Ninth Supplemental Indenture, dated as of May 12, 2011, to the Indenture dated January 18, 2005, by and between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed May 12, 2011).

10.10	Tenth Supplemental Indenture, dated as of January 17, 2012, to the Indenture dated January 18, 2005, by and between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 1.1 to the Registrant’s Form 8-K filed January 17, 2012).

10.11	Eleventh Supplemental Indenture dated as of January 22, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed January 22, 2013).

10.12	Twelfth Supplemental Indenture dated as of January 24, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed June 26, 2013).

Exhibit Number	Description

10.13	Thirteenth Supplemental Indenture dated as of September 19, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed September 19, 2013).

10.14	Fourteenth Supplemental Indenture dated as of March 12, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed on March 12, 2015).

10.15	Fifteenth Supplemental Indenture dated as of June 23, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed June 23, 2015).

10.16	Indenture, dated as of March 31 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed October 5, 2012).

10.17	First Supplemental Indenture, dated as of March 31, 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 31, 2009, relating to Sunoco, Inc.’s 9.625% Senior Notes due 2015 (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed October 5, 2012).

10.18	Second Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as trustee, to Indenture, dated as of March 31, 2009 (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed October 5, 2012).

10.19	Indenture, dated as of June 30, 2000, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A. (incorporated by reference to Exhibit 4.4 to the Registrant’s Form 8-K filed October 5, 2012).

10.20	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of June 30, 2000 (incorporated by reference to Exhibit 4.7 to the Registrant’s Form 8-K filed October 5, 2012).

10.21	Indenture, dated as of May 15, 1994, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., relating to Sunoco, Inc.’s 9.00% Debentures due 2024 (incorporated by reference to Exhibit 4.8 to the Registrant’s Form 8-K filed October 5, 2012).

10.22	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of May 15, 1994 (incorporated by reference to Exhibit 4.9 to the Registrant’s Form 8-K filed October 5, 2012).

10.23	Term Loan Agreement dated as of July 28, 2011, by and among Fayetteville Express Pipeline LLC, The Royal Bank of Scotland plc, as administrative agent, and certain other agents and lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed August 2, 2011).

10.24	Second Amended and Restated Credit Agreement dated as of October 27, 2011 among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an LC Issuer, the other lenders party thereto and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed November 2, 2011).

Exhibit Number	Description

10.25	First Amendment, dated as of November 19, 2013, to Second Amended and Restated Credit Agreement, dated October 27, 2011, among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an LC Issuer, the other lenders party thereto and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed November 20, 2013).

10.26	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed April 30, 2015).

10.27	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed April 30, 2015).

10.28	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed April 30, 2015).

10.29	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed April 30, 2015).

10.30	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.5 to the Registrant’s Form 8-K filed April 30, 2015).

10.31	Seventh Supplemental Indenture, dated as of May 28, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, Energy Transfer Partners, L.P., as co-obligor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed June 1, 2015).

10.32	Twelfth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed August 13, 2015).

10.33	Eighth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed August 13, 2015).

10.34	Ninth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed August 13, 2015).

Exhibit Number	Description

10.35	Indenture dated as of October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed October 27, 2010).

10.36	Third Supplemental Indenture dated May 26, 2011, to Indenture dated as of October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed May 26, 2011).

10.37	Fifth Supplemental Indenture, dated October 2, 2012, to Indenture dated as of October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed October 2, 2012).

10.38	Indenture, dated as of April 27, 2010, by and among Regency Energy Partners LP, Regency Energy Finance Corp, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

10.39	Second Supplemental Indenture, dated as of May 17, 2012, by and among Regency Energy Partners LP, Regency Energy Finance Corp, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 23, 2012).

10.40	Fourth Supplemental Indenture, dated as of May 9, 2013, by and among Regency Energy Partners LP, Regency Energy Finance Corp, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 10, 2013).

10.41	Indenture dated as of April 30, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 on the Registrant’s Form 8-K filed April 30, 2013).

10.42	Indenture, dated June 24, 2013, between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed June 25, 2013).

10.43	First Supplemental Indenture, dated June 24, 2013, between Energy Transfer Partners, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Form 8-K filed June 25, 2013).

99.1	Press Release dated April 28, 2017.

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

Dated: April 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 20, 2016, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of SXL filed with the SEC on November 21, 2016).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 16, 2016, by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., ETP Acquisition Sub, LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of SXL filed with the SEC on December 21, 2016).

3.1	Certificate of Limited Partnership of Sunoco Logistics Partners L.P. (incorporated by reference to Exhibit 3.1 of Form S-1 Registration Statement, File No. 333-71968, filed October 22, 2001).

3.2	Amendment to the Certificate of Limited Partnership of Sunoco Logistics Partners L.P. dated as of August 28, 2015 (incorporated by reference to Exhibit 3.1 of Form 8-K, File No. 1-31219, filed September 1, 2015).

3.3	Amendment to the Certificate of Limited Partnership of Sunoco Logistics Partners L.P. dated as of April 28, 2017.

3.4	Fourth Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated April 28, 2017.

3.5	Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners GP, L.P. (incorporated by reference to Exhibit 3.5 to the Registrant’s Form 10-Q for the quarter ended May 31, 2007).

3.6	Amendment No. 2, dated March 26, 2012, to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners GP, L.P., dated as of April 17, 2007 (incorporated by reference to Exhibit 3.2 to Registrant’s Form 8-K filed on March 28, 2012).

3.7	Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C. (incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed August 10, 2010).

3.8	Amendment No. 1, dated March 26, 2012, to the Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C., dated as of August 10, 2010 (incorporated by reference to Exhibit 3.3 to Registrant’s Form 8-K filed on March 28, 2012).

3.9	Certificate of Formation of Energy Transfer Partners, L.L.C. (incorporated by reference to Exhibit 3.13 to the Registrant’s Form 10-Q for the quarter ended March 31, 2010).

3.10	Certificate of Amendment of Energy Transfer Partners, L.L.C. (incorporated by reference to Exhibit 3.13.1 to the Registrant’s Form 10-Q for the quarter ended March 31, 2010).

3.11	Restated Certificate of Limited Partnership of Energy Transfer Partners GP, L.P. (incorporated by reference to Exhibit 3.14 to the Registrant’s Form 10-Q for the quarter ended March 31, 2010).

10.1	Indenture dated January 18, 2005 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed January 19, 2005).

10.2	First Supplemental Indenture dated January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K filed on January 19, 2005).

Exhibit Number	Description

10.3	Second Supplemental Indenture dated as of February 24, 2005 to Indenture dated as of January 18, 2005, among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (Incorporated by reference to Exhibit 10.45 to the Registrant’s Form 10-Q for the quarter ended February 28, 2005).

10.4	Fourth Supplemental Indenture dated as of June 29, 2006 to Indenture dated January 18, 2005, among Energy Transfer Partners, L.P, the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.13 to the Registrant’s Form 10-K for the year ended August 31, 2006).

10.5	Fifth Supplemental Indenture dated as of October 23, 2006 to Indenture dated January 18, 2005, among Energy Transfer Partners, L.P, the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed October 25, 2006).

10.6	Sixth Supplemental Indenture dated March 28, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed March 31, 2008).

10.7	Seventh Supplemental Indenture dated December 23, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed December 23, 2008).

10.8	Eighth Supplemental Indenture dated April 7, 2009, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K filed on April 7, 2009).

10.9	Ninth Supplemental Indenture, dated as of May 12, 2011, to the Indenture dated January 18, 2005, by and between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed May 12, 2011).

10.10	Tenth Supplemental Indenture, dated as of January 17, 2012, to the Indenture dated January 18, 2005, by and between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 1.1 to the Registrant’s Form 8-K filed January 17, 2012).

10.11	Eleventh Supplemental Indenture dated as of January 22, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed January 22, 2013).

10.12	Twelfth Supplemental Indenture dated as of January 24, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed June 26, 2013).

10.13	Thirteenth Supplemental Indenture dated as of September 19, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed September 19, 2013).

10.14	Fourteenth Supplemental Indenture dated as of March 12, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed on March 12, 2015).

Exhibit Number	Description

10.15	Fifteenth Supplemental Indenture dated as of June 23, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed June 23, 2015).

10.16	Indenture, dated as of March 31 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed October 5, 2012).

10.17	First Supplemental Indenture, dated as of March 31, 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 31, 2009, relating to Sunoco, Inc.’s 9.625% Senior Notes due 2015 (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed October 5, 2012).

10.18	Second Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as trustee, to Indenture, dated as of March 31, 2009 (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed October 5, 2012).

10.19	Indenture, dated as of June 30, 2000, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A. (incorporated by reference to Exhibit 4.4 to the Registrant’s Form 8-K filed October 5, 2012).

10.20	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of June 30, 2000 (incorporated by reference to Exhibit 4.7 to the Registrant’s Form 8-K filed October 5, 2012).

10.21	Indenture, dated as of May 15, 1994, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., relating to Sunoco, Inc.’s 9.00% Debentures due 2024 (incorporated by reference to Exhibit 4.8 to the Registrant’s Form 8-K filed October 5, 2012).

10.22	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of May 15, 1994 (incorporated by reference to Exhibit 4.9 to the Registrant’s Form 8-K filed October 5, 2012).

10.23	Term Loan Agreement dated as of July 28, 2011, by and among Fayetteville Express Pipeline LLC, The Royal Bank of Scotland plc, as administrative agent, and certain other agents and lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed August 2, 2011).

10.24	Second Amended and Restated Credit Agreement dated as of October 27, 2011 among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an LC Issuer, the other lenders party thereto and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed November 2, 2011).

10.25	First Amendment, dated as of November 19, 2013, to Second Amended and Restated Credit Agreement, dated October 27, 2011 among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an LC Issuer, the other lenders party thereto and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed November 20, 2013).

Exhibit Number	Description

10.26	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed April 30, 2015).

10.27	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed April 30, 2015).

10.28	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed April 30, 2015).

10.29	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed April 30, 2015).

10.30	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.5 to the Registrant’s Form 8-K filed April 30, 2015).

10.31	Seventh Supplemental Indenture, dated as of May 28, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, Energy Transfer Partners, L.P., as co-obligor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed June 1, 2015).

10.32	Twelfth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed August 13, 2015).

10.33	Eighth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed August 13, 2015).

10.34	Ninth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed August 13, 2015).

10.35	Indenture dated as of October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed October 27, 2010).

10.36	Third Supplemental Indenture dated May 26, 2011, to Indenture dated as of October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed May 26, 2011).

Exhibit Number	Description

10.37	Fifth Supplemental Indenture, dated October 2, 2012, to Indenture dated as of October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed October 2, 2012).

10.38	Indenture, dated as of April 27, 2010, by and among Regency Energy Partners LP, Regency Energy Finance Corp, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

10.39	Second Supplemental Indenture, dated as of May 17, 2012, by and among Regency Energy Partners LP, Regency Energy Finance Corp, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 23, 2012).

10.40	Fourth Supplemental Indenture, dated as of May 9, 2013, by and among Regency Energy Partners LP, Regency Energy Finance Corp, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 10, 2013).

10.41	Indenture dated as of April 30, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 on the Registrant’s Form 8-K filed April 30, 2013).

10.42	Indenture, dated June 24, 2013, between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 8-K filed June 25, 2013).

10.43	First Supplemental Indenture, dated June 24, 2013, between Energy Transfer Partners, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Form 8-K filed June 25, 2013).

99.1	Press Release dated April 28, 2017.

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.